UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

CHESS SUPERSITE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55066	46-3621499
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

 1131A Leslie Street, Suite 101, Toronto, Ontario, Canada M3C 3L8

(Address of principal executive offices)                               (Zip Code)

Registrant's telephone number, including area code: (647) 927-4644

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3- Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

From September 14, 2016 through February 2, 2017, the Company issued 3,357,000 shares of its common stock (“Shares”) in two (2) private transactions.

3,357,000 shares were issued pursuant to the partial conversion by the holder of the Company’s convertible promissory note. These shares were issued at conversion prices of $0.0255 and $0.0299, respectively.

The Shares were issued pursuant to the exemptions from registration under Section 3(a)(9) and Section 4(a)(2) of the 1933 Act.

The number of shares of common stock issued and outstanding as of the quarterly period ended September 30, 2016 as reported on Form 10-Q was 35,060,000.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESS SUPERSITE CORPORATION

Dated: February 22, 2017	By:	/s/ Rubin Schindermann
Chief Executive Officer